Trade And Unbilled Receivables, Net	12 Months Ended
Dec. 31, 2019
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Trade And Unbilled Receivables, Net	TRADE AND UNBILLED RECEIVABLES AND CONTRACT ASSETS, NET

The following table presents the components of trade receivables and contract assets, net as of December 31, 2019 and 2018:

	December 31,
	2019	2018
Trade and unbilled receivables (1)	$1,030,372	$968,064
Contract assets (2)	1,048,031	756,159
Less – allowance for doubtful accounts	(10,557)	(11,308)
	$2,067,846	$1,712,915

(1)
Trade and unbilled receivables balances represents amounts for which the Company's right for consideration is unconditional. The balance also includes receivables from affiliated companies in the amounts of $78,115 and $97,588, as of December 31, 2019 and 2018, respectively.

(2)
Contract assets (unbilled receivables) include unbilled amounts typically resulting from sales under contracts for which over-time method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer. Contract liabilities include advance payments and billings in excess of revenue recognized.

Short and long-term trade receivables and contract assets include amounts related to contracts with the Israeli Ministry of Defense ("IMOD") in the aggregate amounts of $710,708 and $576,756, as of December 31, 2019 and 2018, respectively.

Trade receivables and contract assets are expected to be billed and collected during 2020. As for long-term trade and unbilled receivables – see Note 7.

There were no significant impairment losses related to our contract assets during the year ended December 31, 2019.